POWER OF ATTORNEY

        The undersigned, Ronald H. Zech, the Chairman, President, Chief Executive Officer and a director of GATX Corporation, a New York corporation, does hereby constitute and appoint David B. Anderson, David M. Edwards, and Ronald J. Ciancio, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in said Ronald H. Zech's name, as Chairman, President, Chief Executive Officer and director, or as any of them, of and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                       /S/ Ronald H. Zech
                                                   ----------------------------
                                                         Ronald H. Zech

Date:  March 7, 1997
      -------------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ Franklin A. Cole
                                                   ----------------------------
                                                            Director


Date: February 25, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ James M. Denny
                                                   ----------------------------
                                                            Director


Date: February 26, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ Richard M. Fairbanks
                                                   ----------------------------
                                                            Director


Date: March 4, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ William C. Foote
                                                   ----------------------------
                                                            Director


Date: February 27, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ Deborah M. Fretz
                                                   ----------------------------
                                                            Director


Date: February 25, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ Richard A. Giesen
                                                   ----------------------------
                                                            Director


Date: February 25, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ Miles L. Marsh
                                                   ----------------------------
                                                            Director


Date: February 24, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ Charles Marshall
                                                   ----------------------------
                                                            Director


Date: February 25, 1997
     ----------------------------

POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1996 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                                    /s/ Micheal E. Murphy
                                                   ----------------------------
                                                            Director


Date: February 25, 1997
     ----------------------------